Exhibit 99.1

 June 22, 2017  The JMP Securities Financial Services & Real Estate Conference

 This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial business; our ability to grow our residential mortgage credit business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights and ownership of a servicer; our ability to consummate any contemplated investment opportunities; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.    Safe Harbor Notice  2

 Overview

# Annaly Investment Thesis

| | |
|---|---|
| Market Leadership | ▪ Outperformance, Size, Diversification, Efficiency, Ownership and Culture |
| Market Leading Performance | ▪ Total Return of ~81% Since 2014, Nearly Twice the Return of the S&P 500 and 25% Better than mREIT Peers |
| Size and Liquidity | ▪ 18x the Market Cap of the Median mREIT; ~20% Less Leverage than Agency Peers |
| Diversification | ▪ Four Complementary Investment Groups – Cyclical and Countercyclical |
| Durability and Financing Optionality | ▪ Enhanced Book Value Protection through Diversification, Hedging, and Financing Options |
| Operating Efficiency | ▪ Diversification Strategy Operating at 65% Lower Expense vs. mREIT Peers(1) |
| Dividend Stability | ▪ 15 Consecutive Quarters of Stable Dividends Declared |
| Employee Stock Ownership Guidelines | ▪ Over 40% of Employees Have Been Asked to Purchase Annaly Stock |
| Consolidator | ▪ Completed the Largest Industry Acquisition Ever |
| Longevity, Growth and Evolution | ▪ Annaly is an Industry Leading, Diversified Capital Manager |

Source: Bloomberg and Company filings. Market data as of June 19, 2017. Financial data as of March 31, 2017.
Note: mREIT peers represented by Bloomberg mREIT Index ("BBREMTG") unless otherwise noted. Agency peers include AGNC, CYS, CMO, ANH and ARR.
(1) Represents Annaly Capital Management, Inc.'s ("Annaly" or "NLY") average operating expense as a percentage of average assets compared to the BBREMTG from 2012 to Q1 2017 annualized. Analysis includes companies in BBREMTG with market capitalization above $200mm as of December 31 of each respective year and as of March 31, 2017 for 2017.

4

# Annaly is a Leading Diversified Capital Manager

ANNALY

| Agency | Residential Credit | Commercial Real Estate (CRE) | Middle Market Lending (MML) |
|---|---|---|---|
| *$83.8bn Assets[(1)] \| $9.4bn Capital[(2)]* | *$2.8bn Assets \| $1.1bn Capital[(2)]* | *$2.1bn Assets[(1)] \| $1.0bn Capital[(2)]* | *$0.8bn Assets \| $0.6bn Capital[(2)]* |
| The Annaly Agency Group invests in Agency Mortgage-Backed Securities (MBS) | The Annaly Residential Credit Group invests in non-Agency residential mortgage assets within securitized products and whole loan markets | The Annaly Commercial Real Estate Group ("ACREG") originates and invests in commercial mortgage loans, securities, and other commercial real estate debt and equity investments | The Annaly Middle Market Lending Group ("AMML") provides financing to private equity backed middle market businesses across the respective capital structures |
| Sector Rank[(3)] #1/6 | Sector Rank[(3)] #8/18 | Sector Rank[(3)] #4/11 | Sector Rank[(3)] #14/41 |
| Countercyclical/ Defensive | Cyclical/ Growth | Cyclical/ Growth | Countercyclical/ Defensive |

Source: Bloomberg, Company filings. Financial data as of March 31, 2017. Market data as of June 19, 2017.

(1) Agency assets include to be announced ("TBA") purchase contracts (market value) and mortgage servicing rights ("MSRs"). Commercial Real Estate ("CRE") assets are exclusive of consolidated variable interest entities ("VIEs") associated with B-Piece commercial mortgage-backed securities.

(2) Dedicated capital excludes TBA purchase contracts (market value), non-portfolio related activity and varies from total stockholders' equity.

(3) Sector rank compares Annaly dedicated capital in each of its four investment groups at March 31, 2017 (adjusted for P/B as of June 19, 2017) to the market capitalization of the companies in each respective sector as of June 19, 2017. Comparative sectors used for Agency, CRE, Residential Credit ranking are their respective sector within the BBREMTG. The comparative sector used for the MML ranking is the S&P BDC Index.

5

# Annaly's Strategic Evolution

**Annaly has evolved into a diversified capital manager with various asset classes owned directly on balance sheet, which contribute to long-term growth and stability**

1997

- **1997** — Annaly Capital Management, Inc. (NLY) Prices $102mm IPO
  *October 1997*
- **2004** — Resi Credit Platform Established, Which Later Becomes Chimera Investment Corp. ("CIM")
  *June 2004*
- **2007** — CIM Prices $511mm IPO
  *November 2007*
- **2008** — NLY Establishes a Commercial Real Estate Group, Which Later Becomes Crexus Investment Corp. ("CXS")
  *August 2008*
- **2008** — Formed FINRA Registered, Self-Clearing Broker Dealer, RCAP Securities, Inc.
  *October 2008*
- **2009** — CXS Prices $200mm IPO
  *September 2009*
- **2010** — NLY Establishes Middle Market Lending Platform, Which Later Becomes AMML
  *September 2010*
- **2013** — NLY Closes $1.0bn Acquisition of CXS, Which Later Becomes ACREG
  *May 2013*
- **2015** — NLY Enters into Non-Agency RMBS / Separates from CIM
  *Q1'15/Q3'15*
- **2016** — NLY Closes $1.5bn Acquisition of Hatteras Financial Corp.
  *July 2016*

2017

**Portfolio Diversification**



Agency MBS
100%
1997
$140mm
Market Cap
MML
4%
Commercial
8%
Residential
9%
Agency MBS
79%
2017
$12.7bn
Market Cap

Legend: IPO | Platform Established | Other | Acquisition

Source: Company filings and financial data.
Note: 1997 portfolio composition and market data as of December 31, 1997. 2017 portfolio composition as of March 31, 2017 and market data as of June 19, 2017.

6

# Our Views on Annaly's Opportunity and Differentiation

## Market Environment

- Slow Growth/Less Central Bank Influence/Benign Inflation
- Fed $ Policy:
  - Price = Interest Rates
  - Supply = Balance Sheet
- GSE Risk Sharing
- Banks Outsourcing Credit
- Private Equity Needs New Partners
- Valuations at or above All Time Highs/Stable Yield in High Demand

| | Annaly | mREIT Industry Trends |
|---|---|---|
| 1 | Broad and Diversified Platform | Higher Risk "Monoline" Strategy |
| 2 | Protecting Book Value | Losing Book Value |
| 3 | Growing Capital Base through Acquisition | Diluting Capital Base with Equity Raises |
| 4 | Stable Dividends | Cutting Dividends |
| 5 | Strong Liquidity/Multiple Financing Sources | Less Liquid/Single Source Financing |
| 6 | Management Buying Stock | Management Selling Stock |

7

 Annaly’s Dividend Stability Stands Out vs. the mREIT Industry…  Note: Relative change in dividend represents dividends as a percentage of Q1 2014 level. Excludes special dividends.Source: Bloomberg. Includes all companies in BBREMTG with market caps over $200mm. Agency average represents AGNC, ARR, CYS, CMO and ANH. Hybrid average represents TWO, MFA, CIM, IVR, NRZ, RWT, PMT, MTGE, DX, MITT, NYMT, WMC, ORC, CHMI, and AJX. Commercial average represents STWD, BXMT, ARI, ACRE, ABR, RAS, RSO, and SLD.  \\nyprodfs02\fidac\Capital Markets\Marketing\Internal\Board Mtg\NLY\2016.09 Dividend\Excel\  While Annaly’s dividend has remained stable for more than three years, the average quarterly dividends in each of the Agency, Hybrid and Commercial mREIT sectors have declined meaningfully  Relative Change  (24.5%)  (8.2%)  (12.0%)  8

 …and vs. Other Equity Yield Investments  Source: Bloomberg, Company filings. Market data as of June 19, 2017. Dividend declarations shown from December 31, 2013 to March 31, 2017. Note: mREIT sectors include companies that are currently in the BBREMTG as of June 19, 2017 with market caps over $200mm. Equity REITs represent BBREIT Index. Utilities represent the Russell 3000 Utilities Index. MLPs represent the Alerian MLP Index. Asset Managers represent the S&P 500 Asset Management and Custody Bank Index. Banks represent the KBW Bank Index.   In a universe of yield manufacturers, Annaly has maintained superior dividend stability    % of Companies to Cut Dividend  Dividend Yield  Aggregate # of Cuts  0  23  6  17  182  50  4  12  100  9

# Efficiency of Annaly's Diversified Operating Model

**Annaly broadly outperforms internally and externally managed mREITs**

- From 2012 through Q1 2017, Annaly significantly outperformed its mREIT peers with respect to operating expenditures as a percentage of assets and as a percentage of equity (1)
  - Annaly's average expense levels over the period were **65% lower** as a percentage of average assets and **50% lower** as a percentage of average equity

| | | 2012 | 2013 | 2014 | 2015 | 2016 | 2017E[1] | Average |
|---|---|---|---|---|---|---|---|---|
| OpEx as % of Avg Assets | ANNALY | 0.19% | 0.22% | 0.24% | 0.25% | 0.25% | 0.25% | **0.23%** |
| | Internally Managed Peers | 0.54% | 0.91% | 0.87% | 0.73% | 0.44% | 0.31% | **0.63%** |
| | Externally Managed Peers | 0.60% | 0.66% | 0.75% | 0.79% | 0.66% | 0.68% | **0.69%** |
| | | 2012 | 2013 | 2014 | 2015 | 2016 | 2017E[1] | Average |
| OpEx as % of Avg Equity | ANNALY | 1.45% | 1.66% | 1.61% | 1.58% | 1.65% | 1.71% | **1.61%** |
| | Internally Managed Peers | 2.72% | 3.83% | 4.13% | 3.84% | 2.48% | 1.72% | **3.12%** |
| | Externally Managed Peers | 2.20% | 3.06% | 3.57% | 3.75% | 4.06% | 3.75% | **3.40%** |

Source: Company Filings, SNL and Bloomberg. Averages are market weighted based on market capitalization as of December 31 of each respective year and March 31 for 2017E.

Note: Internally Managed Peers and Externally Managed Peers represent the respective internally and externally managed members of the BBREMTG with market capitalization above $200mm as of the corresponding year end and March 31, 2017 for 2017E. Excludes Annaly and companies during years in which they became public or first listed. Operating Expense is defined as: (i) for Internally Managed Peers, the sum of compensation & benefits, general & administrative expenses and other operating expenses, and (ii) for Externally Managed Peers, the sum of net management fees, compensation & benefits (if any), general & administrative expenses and other operating expenses.

(1) 2017E represents annualized operating expenses as of Q1 2017. Average Assets and Average Equity are as of March 31, 2017.

10

 Source: Bloomberg. mREITs represent the BBREMTG. Equity REITs represent BBREIT Index. Utilities represent the Russell 3000 Utilities Index. MLPs represent the Alerian MLP Index. Asset Managers represent the S&P 500 Asset Management and Custody Bank Index. Banks represent the KBW Bank Index. S&P represents SPX Index.Note: Market data from December 31, 2013 to June 19, 2017.  Annaly Has Outperformed the S&P and Other Equity Yield Investments  Annaly’s current investment team has outperformed other yield options since 2014    11

 3 Major Questions Have Been Answered

 Source: Bloomberg. Market data as of June 19, 2017.  Annaly has outperformed as market “paranoia” eases over Fed policy   Increased Visibility of Fed Policy  Dates  1st Hike12/16/15 - 12/13/16  2nd Hike12/14/16 - 3/14/17  3rd Hike3/15/17 – 6/13/17  4th Hike6/14/17 – 6/19/17  Total Hiking Cycle12/16/15 - 6/19/17  Fed Funds Rate  0.25 - 0.50%  0.50 - 0.75%  0.75 - 1.00%  1.00 - 1.25%  0.25 – 1.25%  NLY Total Return  26%  9%  16%  3%  62%  S&P Total Return  14%  5%  4%  1%  22%  Mid Point of Target Rate  Indexed Change in Closing Price  13  1

# 1 Unwind of Fed Balance Sheet Presents Growth Opportunity

| We believe a transparent unwind of the Fed's balance sheet… | …is likely to cause market-wide portfolio rebalancing… | …but funding conditions will drive private market response |
|---|---|---|
| ▪ Caps limit runoff<br>▪ Global monetary policy divergence and a mediocre economy will likely result in slow progress<br>▪ Fed assets likely to remain permanently elevated from pre-QE period | ▪ MBS spreads are expected to widen modestly, but not in a vacuum<br>▪ Departure of Fed as an uneconomic buyer should raise relative value opportunities<br>▪ More liquid products should witness less spread impact | ▪ Attractive ROEs expected to be available in multiple rate environments<br>▪ Regulatory proposals aim to relax funding conditions to support supply increase<br>▪ Fed unlikely to hike rates to pre-crisis levels |

## Quarterly Projected Fed Portfolio Runoff



210
180
150
120
90
60
30
0
$ billion
2017
2018
2019
2020
2021
Runoff
Reinvestment
Runoff Cap

## Agency Spreads Attractive Relative to Credit (1)



35
25
15
5
-5
-15
bps
700
500
300
100
-100
bps
3.5
4.0
M1
M2
AAA
BBB-
IG
HY
FNCL
CRT
CMBS
CDX
lhs
rhs
Agency
Credit
Current Market Spread
Median 60% of range
High to low of range

**A well-diversified industry leader like Annaly should be in a superior position to provide the private market solution**

Source: Annaly Internal Calculations, The Yieldbook, Bloomberg, JP Morgan. Market data as of June 19, 2017.

(1) Represents current vs. historical spreads. Range (whisker) represents the spreads between January 2, 2014 and June 19, 2017.

14

# Demonstrated Resiliency – Scaled Diversification Enhances Stability

**As a result of the diversification strategy, Annaly has delivered consistent dividends and stable book value**

## Dividend Stability[1]



-
(5%)
(10%)
(15%)
(20%)
(7%)
(18%)
(13%)
NLY
Agency
Hybrid
Commercial

NLY has declared a consistent dividend over the past 15 quarters

## Book Value Stability [2]



-
(2%)
(4%)
(6%)
(8%)
(10%)
(12%)
(14%)
(16%)
(7%)
(13%)
(5%)
(14%)
NLY
Agency
Hybrid
Commercial

Book value has proved more stable than monoline models

**In addition, the diversification strategy has allowed Annaly to operate with a leverage profile that is nearly 20% lower than mREITs with pure play Agency strategies**

Source: Bloomberg and Company filings. Includes all companies in the respective Agency, Hybrid, and Commercial sectors of the BBREMTG with market caps above $200mm as of June 19, 2017.
(1) Dividend Stability measures the change in dividend from Q4 2013 to Q1 2017.
(2) Book Value Stability measures the change in book value from Q4 2013 to Q1 2017.

15

3

# Shifting Industry Landscape since Announcement Acquisition of Hatteras

## ~20% fewer mortgage REITs with over ~$14 billion higher industry market capitalization

- Since the acquisition of Hatteras, Annaly's market capitalization has increased by over $3.0bn
- During the same time period, the total number of mREITs in the industry decreased to 33 from 40
- Annaly's market capitalization is greater than the sum of the 22 smallest mREITs combined



$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
-
Market Cap ($mn)
NLY
AGNC
STWD
NRZ
TWO
MFA
CIM
BXMT
NRF
CLNY
IVR
HTS
CYS
ARI
RWT
CMO
PMT
ARR
STAR
MTGE
NYMT
ANH
AMTG
WMC
MITT
RSO
ABR
ACRE
DX
RAS
ORC
AJX
IMH
ORM
SLD
EARN
CHMI
OAKS
LOAN
BMNM
ORGN
VRTB
Annaly
Agency
Hybrid
Commercial
Removed

Source: Market data per Bloomberg as of June 19, 2017.

Note: Hatteras refers to Hatteras Financial Corp. Analysis compares companies in the BBREMTG as of June 19, 2017 to the same list of companies as of April 8, 2016 (trading day prior to Hatteras acquisition announcement). Outline denotes market cap gain from April 8, 2016 to June 19, 2017. Removed companies represent those that have been acquired or removed from the index.

16

 Annaly’s Outperformance

 Annaly vs. Other Yield Sectors – Total Return  On a short-term and long-term basis, Annaly has continued to outperform the mREIT industry as well as the broader market and other yield oriented investment options  Source: Bloomberg. Market data as of June 19, 2017.Note: mREITs represent BBREMTG. S&P represents the SPX Index. Asset Managers represent the S&P 500 Asset Management and Custody Bank Index. MLPs represent the Alerian MLP Index. Utilities represent the Russell 3000 Utilities Index. Banks represent the KBW Bank Index.     18

 Source: Bloomberg and Company Filings. Market cap and total return data as of June 19, 2017.Note: Dividend data as of quarter ended March 31, 2017. Rank based on dividends paid over the last 5 years. Number of employees is based on Bloomberg data as of June 19, 2017, except for Annaly which is based on internal data as of June 19, 2017. (1) Analysis of top 15 dividend paying financial companies from 2012 to Q1 2017 by the largest 15 companies in each of the S&P Financials Index, BBREMTG, and US REIT list per Bloomberg (each by market cap). Excludes companies with less than $1bn in dividends paid for 2016.   Annaly is a Market Leading Yield Manufacturer  19  Of the top 15 dividend paying financial companies (1), Annaly has generated the highest total return in 2017 YTD

 20  In addition to producing superior book value and dividend stability, Annaly’s management team has significantly increased ownership in the Company, tying decisions to performance and shareholder value   Annaly Stability and Management Ownership vs. mREIT Industry  Hybrid  Commercial  Agency    Source: SNL Financial, Bloomberg, Company Filings.Note: Data shown from December 31, 2013 to March 31, 2017. Includes all companies in the respective Agency, Hybrid, and Commercial sectors of the BBREMTG with market caps above $200mm as of June 19, 2017.CEO sales include sales by former and current CEOs over the relevant time period.     Resiliency  Ownership (1)

# Annaly's Outperformance Supported by Growth in Institutional Sponsorship

**Annaly's institutional shareholder base has increased in size and breadth as the company has continued to outperform as well as engage in a comprehensive marketing campaign**

- Institutional ownership has increased by over 20% with over 300 new shareholders since Q4'13
- During this time, the Top 30 Shareholders have increased their share ownership by 95% (1)
- Within the institutional shareholder base, the number of international shareholders has increased by ~15% since Q4'13



600
500
400
300
200
100
-
NLY Shares (mm)
Q4'11
Q4'12
Q4'13
Q4'14
Q4'15
Q4'16
Q1'17
Top 30 Shareholders(1)
Other Institutional Shareholders

| Institutional Ownership (%) (2) | 48% | 53% | 57% | 56% | 58% |
|---|---|---|---|---|---|

Source: FactSet data as of March 31, 2017 filings.

(1) 'Top 30 Shareholders' denotes Top 30 NLY shareholders as of March 31, 2017. 27 of the Top 30 NLY shareholders initiated positions prior to or during Q4'13, while the remaining 3 have initiated positions in NLY since that time.

(2) Institutional ownership percentage represents the total NLY shares owned by institutional investors divided by NLY shares outstanding as of quarter end for each respective period.

21

 Re-Evaluation of Valuation

 Annaly vs. Other Yield Sectors – Relative Valuation  Source: Bloomberg. mREITs represent BBREMTG. Banks represent the KBW Bank Index. Utilities represent the Russell 3000 Utilities Index. S&P represent the SPX Index. Asset Managers represent the S&P 500 Asset Management and Custody Bank Index. MLPs represent the Alerian MLP Index. Note: Market Data as of June 19, 2017. Financial data as of Q1 2017.Total Return represents the total return for the period beginning December 31, 2013 to June 19, 2017.  Annaly’s performance and yield profiles are superior to other yield asset classes, yet valuation still lags the other yield sectors    23  Total Return (1)  Price to Book  Yield

# Annaly Valuation | Methodology Review

As valuations converge in the mREIT sector, it becomes an opportune time to reexamine valuation methodologies

We believe there is a lack of meaningful valuation differentiation among mREITs…

mREIT P/B Range (max vs. min %Δ)



160%
140%
120%
100%
80%
60%
1/17
2/17
3/17
4/17
5/17
6/17

… resulting from limited approaches to valuing mREITs…

**Current Valuation Approach**

*Includes*

- Price to Book Multiples
- Dividend Yields

*Excludes*

- Unique Investment Channels
- Diversification
- Relative Risk
- Cost of Capital
- Performance & Track Record
- Franchise Value

…despite differentiation between value drivers

**Factors That Impact Relative Value**

- Alpha
- Stability of Total Return (Book Value + Dividends)
- Margins & Operating Efficiency
- Diversification & Scalability
- Market Beta
- Availability of Funding & Liquidity
- Industry Relative Value to Other Sectors
- Industry Leadership Premium

A New Approach

Source: Bloomberg. Market data as of June 19, 2017.

(1) Note: mREITs represent companies in BBREMTG with market capitalization above $200mm as of March 31, 2017.

24

# Our New Approach to Valuation

**Reviewing key factors which drive performance when analyzing relative value**

**Stability of Book Value & Dividend**

- 15 consecutive quarters of stable dividends declared
- More stable book value than the agency mREIT average (1)

**Liquidity and Financing Availability**

- Numerous sources of funding
- Low cost of capital given liquidity and implicit guarantee

**Diversification & Flexibility of Capital Allocation**

- 30 investment options across four core investment groups
- Potential to generate strong returns and alpha in a variety of business cycles

**Low Beta & Market Risk**

- Low stock price correlation to the S&P 500
- Cyclical and countercyclical
- Lowest average beta across yield sectors (2)

**High Margins**

- More efficient, consistent earnings generation than other yield sectors

**Relative Valuation**

- Meaningful discount across traditional valuation metrics compared to other yield manufacturers and industry leaders

**Academic Methodology**

- Dividend Discount Models
- Discounted Cash Flow Valuations
- Enterprise Value Added Models

**Market Methodology**

- Sum of the Parts Valuation
- Industry Leader Premium
- Alpha

Source: Bloomberg. Market data as of June 19, 2017.

(1) Agency mREIT sector consists of AGNC, CYS, CMO, ARR, and ANH. Stability measures the change in book value from Q4 2013 to Q1 2017.

(2) Beta refers to the Bloomberg BETA_ADJ_OVERRIDABLE field, calculated over a 2 year period as of June 19, 2017. SPX Index is used as the relative index for the beta calculation.

25

# Relative Value Comparison

**Annaly trades at a relative discount to other yield producing sectors despite outperforming across operating and performance metrics**

| | | Annaly | mREITs | S&P | Asset Managers | MLPs | Utilities | Banks |
|---|---|---|---|---|---|---|---|---|
| Valuation Multiples | Price to Book | 1.11x | 1.10x | 3.16x | 2.07x | 2.09x | 2.27x | 1.32x |
| | Price to Earnings | 9.8x | 9.7x | 21.8x | 17.0x | 22.2x | 18.9x | 15.4x |
| | Dividend Yield | 9.6% | 9.5% | 2.0% | 2.1% | 7.7% | 3.8% | 2.0% |
| Operating Efficiency & Risk | Operating Margin(1) | 60% | 58% | 13% | 28% | 12% | 15% | 29% |
| | Leverage(2) | 6.1x | 6.4x | 3.2x | 7.3x | 2.9x | 3.6x | 8.7x |
| | Beta(3) | 0.5 | 0.8 | 1.0 | 1.3 | 1.2 | 0.9 | 1.2 |
| Enterprise Value Added | ROE | 11.1% | 11.8% | 16.8% | 14.7% | 13.1% | 9.9% | 9.0% |
| | Cost of Equity(4) | 6.1% | 8.0% | 9.5% | 11.6% | 10.9% | 8.4% | 10.7% |
| | EVA Spread(5) | 5.1% | 3.9% | 7.3% | 3.1% | 2.2% | 1.5% | (1.7%) |

Undervalued / More Efficient ← → Overvalued / Less Efficient

Source: Bloomberg, Company Financials. Operating Margin and ROE figures based on trailing 12 month financials. Market data as of June 19, 2017.
Note: mREITs represent BBREMTG. S&P represent the SPX Index. Asset Managers represent the S&P500 Asset Management and Custody Bank Index. MLPs represent the Alerian MLP Index. Utilities represent the Russell 3000 Utilities Index. Banks represent the KBW Bank Index.

(1) Annaly Operating margin defined as (trailing 12 month net interest income - trailing 12 month operating expense) / trailing 12 month interest income. Bloomberg OPER_MARGIN field used for indices.
(2) Annaly Leverage is defined as Q1 2017 Economic Leverage. Bloomberg FNCL_LVRG field minus 1, making it a measure of debt to equity, used for indices. Companies with >50x leverage excluded.
(3) Beta refers to the Bloomberg BETA_ADJ_OVERRIDABLE field, calculated over a 2 year period as of June 19, 2017. SPX Index is used as the relative index for the beta calculation.
(4) Cost of Equity refers to the Bloomberg WACC_COST_EQUITY field which derives the cost of equity based on the Capital Asset Pricing Model methodology.
(5) EVA Spread Calculated as the ROE minus the Cost of Equity.

26

# What Else Makes Annaly Unique

| | |
|---|---|
| Market Leader | ▪ Leading First Mover in Capital Markets, Financing Alternatives and Industry Strategy |
| Shared Capital Model | ▪ Strong Risk Management and Shareholder Alignment |
| Employee Stock Ownership Guidelines | ▪ Over 40% of Employees Have Been Asked to Purchase Annaly Stock |
| Talent Development | ▪ Employee Training for 100% of the Firm through Six Programs |
| Gender and Ethnic Diversity | ▪ ~50% of the Firm - Female or Ethnically Diverse (1) |
| Culture | ▪ 88% Favorable Rating in Firm Pride and Engagement – Precursor to Organizational Success (2) |
| Compensation | ▪ Pay for Performance; Robust Talent Assessment Process |
| Maximizing Shareholder Value | ▪ Market Cap Increased by over $3.0 Billion since Hatteras Acquisition Announcement |

Note: Market data as of June 19, 2017.
(1) As permitted by the Equal Employment Opportunity Commission, diversity composition was obtained from self-identification and visual observation when employee declined to self-identify. Ethnically diverse represents all non-white ethnicities.
(2) Source: Annaly Internal Survey.

27

Source: Bloomberg. mREITs represent the BBREMTG. Equity REITs represent BBREIT Index. Utilities represent the Russell 3000 Utilities Index. MLPs represent the Alerian MLP Index. Asset Managers represent the S&P 500 Asset Management and Custody Bank Index. Banks represent the KBW Bank Index. S&P represents SPX Index.Note: Market data from December 31, 2013 to June 19, 2017.  Annaly Has Outperformed the S&P and Other Equity Yield Investments  Annaly’s current investment team has outperformed other yield options since 2014    28